UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (866) 390-3910

Date of fiscal year end: November 30

Date of reporting period: December 1, 2019 – November 30, 2020

Item 1. Report to Stockholders.

Stone Harbor

Investment Partners

ISLAND
Mill Bay
Unsurveyed

November 30, 2020

Annual Report

Emerging Markets Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.shiplpcef.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplpcef.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-390-3910 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Distribution Policy

November 30, 2020

Stone Harbor Emerging Markets Income Fund (the "Fund"), acting pursuant to a U.S. Securities and Exchange Commission exemptive order and with the approval of the Fund's Board of Trustees (the "Board"), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the "Plan"). In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund's Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. In addition, the Fund currently distributes more than its net income and net realized capital gains, and therefore, a portion of the distribution is a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to that shareholder. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with 'yield' or 'income'. When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share. The amounts and sources of distributions reported to shareholders during the fiscal year are only estimates and are not provided for tax or financial reporting purposes. The actual amounts and sources of the amounts for tax or financial reporting purposes will depend upon the Fund's investment experience during the year and are subject to change.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund's Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund's prospectus for a more complete description of its risks.

Table of Contents

Shareholder Letter	2
Summary of Portfolio Holdings	5
Growth of $10,000 Investment	6
Report of Independent Registered Accounting Firm	7
Statement of Investments	8
Statement of Assets & Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Summary of Dividend Reinvestment Plan	32
Additional Information	33
Trustees & Officers	40
Benchmark Descriptions	43

Stone Harbor Emerging Markets Income Fund	Shareholder Letter

November 30, 2020 (Unaudited)

Dear Investor,

The past 12-month period was marked by large disruptions in the financial markets and an unprecedented level of volatility across risk assets triggered by the coronavirus pandemic, followed by a gradual recovery in global growth and strong performance across credit markets. While we have experienced similar market dislocations before — for example, during the 2008 and 2009 global financial crisis — the magnitude and velocity of the March/April 2020 selloff was much more dramatic. During the March/April decline, the Cboe Volatility Index soared to 87% from 14% at the end of 2019. The S&P 500 Index fell over 30%.

In this environment, emerging market credit spreads, interest rates and currencies suffered large drawdowns. Peak-to-trough during the month of March, the average total returns on external sovereign debt declined roughly 21%, local currency debt returns dropped 20%, and corporate debt declined 15%. The largest pricing disruption within emerging markets was in external sovereign debt and, in particular, between the investment grade and non-investment grade sovereign subsectors. Higher yielding bonds from many sub-investment grade countries underperformed investment grade bonds as global investors priced in default scenarios for many countries.

Ultimately, some developing countries, including Ecuador and Argentina, restructured their external sovereign debt and others, including Lebanon and Suriname are in the process of doing so. However, as has happened in virtually every significant volatility event in emerging markets ("EM") in the past 20 years, EM debt staged a significant recovery in the latter half of the year. By the end of the reporting period, EM debt returns turned positive in each asset class on a year over year basis. The widespread defaults that markets anticipated in March failed to materialize.

Rapid and comprehensive government and central bank intervention globally played a critical role in helping to mitigate some of the economic damage. Fiscal support targeting pandemic relief amounted to roughly 6% of global Gross Domestic Product ("GDP"), approximately four times the amount expended during the global financial crisis in 2008/2009. The US Federal Reserve ("Fed") implemented aggressive quantitative easing, including corporate bond purchases, and set in motion various crisis era liquidity facilities. At the same time, the European Central Bank ("ECB") accelerated the purchase of government bonds while the Bank of Japan increased its asset purchases. In other advanced economies, central banks that had policy rates above zero moved to cut them.

Across emerging markets, policy makers — many having limited room for fiscal expansions — focused on interest rate cuts, and some countries took additional steps to support proper market functioning and liquidity in key financial markets, especially in the foreign exchange ("FX") markets. Since inflation remained low in most EMs, many EM central banks were in better positions than in prior crises to cut policy interest rates, and avoid the vicious cycles of tightening domestic liquidity to defend exchange rates amid pressure from a slowing growth outlook.

The subsequent recovery in global financial markets, while not uniform due to various factors including government response to control the spread of the novel coronavirus ("COVID-19") pandemic, was in large part supported by substantial policy support. What we continue to anticipate and have seen in past episodes of significant market dislocation is that as developed markets ("DM") economies recover, global demand improves with direct spillovers to EMs. At the same time, global financial conditions ease, which typically lends to significant growth implications for EMs. As the recovery continues, we note that the recovery of higher yielding assets have outpaced investment grade assets, but relative spread levels are still wider (more attractive) than they were at the start of 2020. We believe further spread compression, and therefore capital gains, are likely to develop in the months ahead.

We believe the key to taking advantage of market dislocations in emerging markets is a disciplined investment process. The Stone Harbor Emerging Markets Income Fund ("EDF" or "Fund") seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to EM countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from issuers domiciled in emerging markets.

Our investment thesis remains straightforward: we believe EM bonds and currencies provide attractive returns for long-term, total return investors. The economic impact of the pandemic has meaningfully altered the global fixed income landscape and has caused an unprecedented global expansion of fiscal policy. At the same time, by comparison to emerging markets and on an absolute basis, yields on bonds from developed markets remain at exceptionally low levels. Nearly US$17 trillion, or roughly one-third of DM government bonds yield less than 0% as of this writing. The market dislocation has highlighted a significant real yield differential between EM and DM debt. In this context, we believe the demand for yield, combined with EM fundamentals will continue to be important drivers of inflows into the asset class and the continued recovery.

We also believe that having the latitude to adjust risk levels in the portfolio based on our fundamental economic and credit views, and according to our assessment of the macroeconomic environment, is a key advantage in managing the Fund. Our investment process focuses on allocating to three distinct sectors of EM debt — hard currency sovereign debt, local currency sovereign debt, and corporate debt — each of which tend to behave differently in various macroeconomic environments. In addition, we can vary the amount of leverage used by the Fund, depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage in order to decrease the Fund's exposure to EM risk.

2	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Shareholder Letter

November 30, 2020 (Unaudited)

Stone Harbor Investment Partners LP ("Adviser") attempts to mitigate the risk of loss of principal due to the possibility of weaker growth, depreciating currencies and widening of bond credit spreads and yields through our investment process that determines sector and country allocations, as well as security selection. We also seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates or wider credit spreads could increase the Fund's cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We currently anticipate a synchronized global recovery by the second half of 2021 with potentially significant positive implications for emerging markets. The main driver, in our view, will be the continuation of the recovery process as vaccines are expected to bring the pandemic under control by the middle of 2021. Sequential growth rates expanded in the third quarter, even in Latin America and South Africa where the pandemic worsened as southern hemisphere seasonality kicked in. This development highlighted that the main growth driver at this point in the cycle is the process of economic normalization after the initial shock. We believe this process will continue to drive recovery across EMs in 2021. The timing and severity of 2nd or 3rd waves of the pandemic will matter for growth patterns at the country level. High frequency indicators for countries that are currently experiencing 2nd waves prove this point, though the reaction is more muted at this point.

Economic recovery has continued to be supported by extraordinary policy stimulus across DMs which spilled over into EMs. Low interest rates and quantitative easing across core markets supported capital flows into EMs. Major central banks remained committed to keeping accommodative policies. While policy space has been more limited in most EMs, China being the big exception, developing countries also will also have less fiscal drag from eventual policy normalization in the future.

As inflation remains low across most EMs, monetary policy also will be able keep a supportive stance. Moreover, the improved trade and current account balances across EMs, provide a supportive backdrop.

Overall, we expect to see sequential growth of 5-5½% of GDP in 2021. The key risks to this optimistic baseline outlook are similar to the risks faced by developed countries, in particular, the emergence of more permanent economic "scars" resulting in a transition to a much slower recovery, more akin to the slower recovery following the 2008/2009 crisis. In some EMs with lower credit quality, slower growth could exacerbate funding pressures. Nevertheless, the International Monetary Fund ("IMF") continues to provide extraordinary support to EMs thus mitigating potential pressures.

Capital inflows into EMs are another source of support for EMs. The demand for yield, combined with improving EM fundamentals, we believe, will continue to be important drivers of portfolio inflows into EM debt funds. We believe that investing in the Fund may offer an attractive means of capitalizing on further improvements in credit quality in EM as economic growth in these economies begin regain strength in the months ahead. We thank you for your confidence in our ability to invest in these volatile markets and look forward to reporting on the Fund in six months.

Performance Review

The total return on net asset value ("NAV") and market price of EDF for the 12 months ended November 30, 2020 (net of expenses) was -3.32(1) and -32.92%(2), respectively. For the same period, the Fund had an average premium to its NAV of 19.62%. Market tracking indices for the three sectors of EM debt(3) — hard currency sovereign debt, local currency sovereign debt, and corporate debt — delivered total returns of 5.38%, 3.35%, and 6.61%, respectively, during the reporting period. The most severe impact from the global crisis on specific EM countries during the depth of the pandemic was through commodity prices. Lower oil prices in particular, with the Brent crude price declining 47% in March, affected a subset of EM countries. Some countries with significant accumulated buffers were able to withstand a period of extraordinarily low prices; however, others required sizable policy adjustments and needed to secure additional funding.

Sharply lower prices of oil, Ecuador's primary source of revenue and U.S. dollars, combined with a persistent concern over the country's debt sustainability, as well as the uncertainty of Ecuador's capacity to contain the spread of the coronavirus led to the significant decline in bond prices during the early part of the reporting period. Exposure in Angola (an oil exporter) also detracted from total returns as oil prices dropped in the first quarter of 2020. We viewed the country's improved relationship with the IMF as a positive development and reasoned that Angola had very little external debt to pay in the next two years; the key to the credit, in our view, was the extent to which China, Angola's largest bilateral creditor, would provide debt relief, as we expected. We maintained the view that the distressed prices were well below recovery value. We increased the Fund's exposure in Ecuador and Angola as spreads widened more than the broader market during much of the first quarter. Following the most disruptive period of the pandemic and the resulting market drawdowns in March and April, the Fund's positioning in Ecuador and Angola were positive contributors to total returns. In both cases, an increase in oil prices and progress in debt negotiations with creditors (and the eventual debt restructuring of external sovereign debt in the case of Ecuador) supported bond prices. Other detractors from the Fund's performance included exposures in Belize, Sri Lanka, and Suriname. The Fund's exposure in Zambia also detracted from total returns as the copper exporter announced its intention to restructure its debt.

Annual Report | November 30, 2020	3

Stone Harbor Emerging Markets Income Fund	Shareholder Letter

November 30, 2020 (Unaudited)

Some of the negative attribution was offset by positive contributions from exposures in Argentina, Egypt, Ghana, Mexico, Nigeria, and Ukraine, among others. In the case of Argentina, optimism over potential higher recovery values post-restructuring supported bond prices. Argentina completed the restructuring of US$65 billion in external debt in September. In Mexico, the spread between Pemex, the state owned oil company, and Mexico sovereign bonds reached its historically widest levels in the first quarter and early April, and the Fund's positioning in Pemex, given our positive outlook of the government's commitment to support the company, contributed positively to total returns. Nigeria's external sovereign debt benefitted from higher oil prices in the latter half of the reporting period, and emergency support from the IMF.

The Fund's exposure to local currency debt in Brazil also detracted from total returns. Brazil, an exporter of energy products, experienced large currency depreciation and monthly drawdowns in response to the oil price shock and growing concerns about the country's commitment to fiscal consolidation. Furthermore, Brazil continued to struggle due to its handling of the COVID-19 pandemic and governance concerns. Exposure in Russia also detracted from total returns, particularly early in the reporting period as oil prices fell.

Corporate debt exposure in Brazil, Colombia, Ghana and Mexico negatively impacted total returns. In the first quarter, the spread of the COVID-19 virus, coupled with a collapse in oil prices provided for a dislocation in EM Corporate Markets that mirrored asset markets globally. Colombia and Ghana were negatively impacted by independent exploration and production names, while Brazil and Mexico were driven lower by the COVID impact on airlines.

Asset allocation is an important decision in the management of the Fund. The Fund's allocation to hard currency sovereign debt ranged between 50.1% and 69.1% during the reporting period, with an allocation of 62.7% as of November 30, 2020. The Fund's allocation to local currency sovereign debt ranged between 19.7% and 39.0%, with an allocation of 25.0% as of November 30, 2020. The Fund's allocation to corporate debt ranged between 10.5% and 13.7%, with an allocation of 12.3% as of November 30, 2020.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by selling securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 1.63% per annum for the 12 months ended November 30, 2020. The level of gross leverage reached a maximum of 33.3% of managed assets on March 18, 2020 and a minimum of 5.04% on January 6, 2020. By the end of the reporting period, leverage was 28.21%. The Fund's management team varied borrowing levels to reflect the team's outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team's judgment, macroeconomic risks had risen.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund's credit risk, interest rate risk, foreign exchange risk and efficiently gain certain investment exposure. These derivative positions may increase or decrease the Fund's exposure to these risks. At the end of the reporting period the Fund had net exposure to derivatives of approximately $47 thousand. Over the course of the reporting period, derivative positions generated net realized loss of approximately $527 thousand and $693 thousand in unrealized appreciation for a net increase in operations of approximately $166 thousand.

Sincerely,

Peter J. Wilby, CFA

President and Chief Executive Officer

(1)	Total return assumes the reinvestment of all distributions at NAV
(2)	Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvest Plan
(3)	JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index, and JPMorgan CEMBI Broad Diversified Index

4	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings

November 30, 2020 (Unaudited)

Fund Details
Market Price	$7.40
Net Asset Value (NAV)	$7.04
Premium/(Discount)	5.11%
Current Distribution Rate(1)	12.97%
Net Assets (in millions)	$117

Country Allocation
(as a % of Total Net Assets)(3)
Country Breakdown	%
Mexico	14.37%
Argentina	12.67%
Egypt	11.10%
South Africa	10.40%
Indonesia	8.88%
Angola	7.72%
Brazil	7.37%
Nigeria	6.62%
Ecuador	6.34%
Ghana	6.01%
Iraq	4.94%
Papua New Guinea	4.45%
Colombia	3.77%
Russia	3.71%
Tunisia	2.91%
Cameroon	2.50%
El Salvador	2.49%
Jamaica	2.32%
Ethiopia	2.00%
Uruguay	1.84%
Ukraine	1.79%
Mozambique	1.38%
Zambia	1.29%
Gabon	1.09%
Turkey	1.03%
Sri Lanka	1.00%
Kenya	0.98%
Suriname	0.98%
Costa Rica	0.93%
Venezuela	0.39%
Lebanon	0.15%
Oman	0.06%
Short Term Investments	5.01%
Other Liabilities in Excess of Assets	-38.49%
Total Net Assets	100.00%

Security Type Allocation(2)

Sector Allocation (2)		Regional Breakdown(2)		Sovereign Local Currency Breakdown(2)
Sovereign Local	23.84%	Latin America	41.82%	Brazilian Real	2.01%
Sovereign External	68.12%	Africa	37.21%	Colombian Peso	2.10%
Corporate	11.86%	Asia	10.35%	Egyptian Pound	3.66%
Net Cash	-3.82%	Europe	8.59%	Indonesian Rupiah	4.96%
		Middle East	5.85%	Mexican Peso	3.90%
		Net Cash	-3.82%	Russian Ruble	2.73%
				Turkish New Lira	0.76%
				South African Rand	2.38%
				Uruguayan Peso	1.34%
				Total	23.84%

(1)	Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to maintain a level distribution.
(2)	Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements as described on page 14.
(3)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

Annual Report | November 30, 2020	5

Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment

November 30, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the JPMorgan Emerging Markets Bond Indices: JPMorgan EMBI Global Diversified Index, JPMorgan CEMBI Broad Diversified Index, and JPMorgan GBI-EM Global Diversified Index (Please refer to the Benchmark Descriptions section for detailed benchmark descriptions).

Total Returns as of November 30, 2020 (Inception Date December 22, 2010)

	Average Annual Return
	One Year	Three Year	Five Year	Since Inception
Stone Harbor Emerging Markets Income Fund – NAV	-3.32%	-4.78%	3.25%	1.80%
Stone Harbor Emerging Markets Income Fund – Market Price	-32.92%	-6.74%	5.28%	1.21%
JPMorgan CEMBI Broad Diversified Index TR	6.61%	5.61%	6.55%	5.68%
JPMorgan EMBI Global Diversified Index TR	5.38%	4.65%	6.38%	6.09%
JPMorgan GBI-EM Global Diversified Index	3.35%	2.52%	5.52%	1.33%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund's shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

6	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Stone Harbor Emerging Markets Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Income Fund (the "Fund"), including the statement of investments, as of November 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
January 27, 2021

We have served as the auditor of one or more Stone Harbor Investment Partners investment companies since 2008.

Annual Report | November 30, 2020	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments

November 30, 2020

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 93.61%
Angola - 7.72%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	7,527,385	$6,774,646	(1)
	USD	6M US L + 4.50%	12/07/23	1,211,000	1,083,845	(1)
	USD	6.93%	02/19/27	1,439,286	1,186,082
					9,044,573

Argentina - 12.67%
Republic of Argentina	USD	0.13%	07/09/30	37,843,827	14,853,702	(2)

Brazil - 2.71%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/23	7,840,000	1,597,634
	BRL	10.00%	01/01/25	7,560,000	1,576,265
					3,173,899

Cameroon - 2.50%
Republic of Cameroon	USD	9.50%	11/19/25	2,680,000	2,927,063	(3)(4)

Colombia - 2.21%
Titulos De Tesoreria:
	COP	7.75%	09/18/30	2,960,000,000	959,600
	COP	7.00%	06/30/32	5,400,000,000	1,636,637
					2,596,237

Costa Rica - 0.93%
Costa Rica Government	USD	6.13%	02/19/31	1,239,000	1,095,353	(4)(5)

Ecuador - 6.34%
Republic of Ecuador	USD	0.50%	07/31/30	11,634,576	7,431,585	(2)(3)

Egypt - 11.10%
Egypt Treasury Bill	EGP	0.00%	12/08/20	94,600,000	6,004,296	(6)
Republic of Egypt:
	EUR	5.63%	04/16/30	100,000	120,310	(3)
	USD	8.50%	01/31/47	5,249,000	5,697,626	(3)(4)
	USD	8.50%	01/31/47	395,000	428,760	(4)(5)
	USD	8.15%	11/20/59	731,000	764,009	(3)(4)
					13,015,001

El Salvador - 2.49%
Republic of El Salvador:
	USD	7.75%	01/24/23	1,392,000	1,332,405	(4)(5)
	USD	8.25%	04/10/32	278,000	254,891	(5)

See Notes to Financial Statements.

8	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments

November 30, 2020

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
El Salvador (continued)
Republic of El Salvador: (continued)
	USD	7.65%	06/15/35	1,513,000	$1,332,622	(4)(5)
					2,919,918

Ethiopia - 2.00%
Republic of Ethiopia	USD	6.63%	12/11/24	2,377,000	2,348,030	(3)

Gabon - 1.09%
Republic of Gabon	USD	6.95%	06/16/25	1,248,000	1,271,985	(3)(4)

Ghana - 5.22%
Republic of Ghana:
	USD	6.38%	02/11/27	339,000	341,754	(3)
	USD	7.88%	03/26/27	434,000	456,650	(3)(4)
	USD	7.88%	02/11/35	1,498,000	1,464,295	(3)(4)
	USD	8.63%	06/16/49	3,584,000	3,510,640	(3)(4)
	USD	8.95%	03/26/51	341,000	340,307	(3)(4)
					6,113,646

Indonesia - 6.88%
Republic of Indonesia	IDR	8.38%	04/15/39	100,010,000,000	8,067,379

Kenya - 0.98%
Republic of Kenya	USD	8.25%	02/28/48	1,025,000	1,151,043	(4)(5)

Lebanon - 0.15%
Lebanese Republic	USD	8.25%	04/12/21	1,325,000	178,875	(5)(7)

Mexico - 1.41%
Mexican Bonos	MXN	7.50%	06/03/27	29,780,000	1,654,245

Mozambique - 1.38%
Republic of Mozambique	USD	5.00%	09/15/31	1,834,000	1,615,639	(2)(3)(4)

Nigeria - 5.36%
Republic of Nigeria:
	USD	8.75%	01/21/31	633,000	717,961	(3)(4)
	USD	7.70%	02/23/38	860,000	893,862	(3)(4)
	USD	7.63%	11/28/47	4,563,000	4,667,807	(4)(5)
					6,279,630

Oman - 0.06%
Oman Government:
	USD	5.63%	01/17/28	20,000	19,675	(3)

See Notes to Financial Statements.

Annual Report | November 30, 2020	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments

November 30, 2020

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Oman (continued)
Oman Government: (continued)
	USD	7.38%	10/28/32	45,000	$47,306	(3)
					66,981

Papua New Guinea - 4.45%
Papua New Guinea Government:
	USD	8.38%	10/04/28	3,120,000	3,178,013	(3)(4)
	USD	8.38%	10/04/28	2,004,000	2,041,262	(4)(5)
					5,219,275

Russia - 3.71%
Russian Federation:
	RUB	7.40%	12/07/22	276,000,000	3,823,666
	RUB	7.70%	03/16/39	34,750,000	527,534
					4,351,200

South Africa - 3.24%
Republic of South Africa	ZAR	8.75%	02/28/48	73,500,000	3,800,469

Sri Lanka - 1.00%
Republic of Sri Lanka:
	USD	6.25%	07/27/21	621,000	556,765	(5)
	USD	5.75%	04/18/23	892,000	609,348	(3)
					1,166,113

Suriname - 0.98%
Republic of Suriname	USD	12.88%	12/30/23	1,670,000	1,153,344	(3)

Tunisia - 2.91%
Banque Centrale de Tunisie:
	EUR	6.38%	07/15/26	1,502,000	1,627,609	(5)
	USD	8.25%	09/19/27	1,857,000	1,782,720
					3,410,329

Turkey - 1.03%
Republic of Turkey	TRY	9.00%	07/24/24	10,400,000	1,206,905

Ukraine - 1.07%
Ukraine Government:
	EUR	6.75%	06/20/26	107,000	137,666	(3)
	EUR	4.38%	01/27/30	133,000	149,130	(3)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	921,000	971,655	(5)
					1,258,451

Uruguay - 1.84%
Republic of Uruguay	UYU	4.38%	12/15/28	80,645,314	2,155,413

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments

November 30, 2020

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Venezuela - 0.18%
Republic of Venezuela	USD	9.00%	05/07/23	2,250,000	$213,750	(7)

TOTAL SOVEREIGN DEBT OBLIGATIONS					109,740,033
(Cost $115,540,976)

CORPORATE BONDS - 34.93%
Brazil - 4.66%
CSN Resources SA	USD	7.63%	04/17/26	1,389,000	1,506,414	(3)(4)
Gol Finance SA	USD	7.00%	01/31/25	2,344,000	2,111,431	(3)(4)
MV24 Capital BV	USD	6.75%	06/01/34	1,706,495	1,851,547	(3)(4)
					5,469,392

Colombia - 1.56%
Empresas Publicas de Medellin ESP	COP	7.63%	09/10/24	2,700,000,000	787,735	(5)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	843,000	366,705	(3)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,653,000	669,465	(3)
					1,823,905

Ghana - 0.79%
Tullow Oil PLC	USD	7.00%	03/01/25	1,433,000	927,868	(3)

Indonesia - 2.00%
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	27,175,847,000	198	(6)(8)
Theta Capital Pte, Ltd.:
	USD	8.13%	01/22/25	935,000	927,987
	USD	6.75%	10/31/26	1,550,000	1,416,555	(4)
					2,344,740

Jamaica - 2.32%
Digicel Group 0.5, Ltd.	USD	8% Cash and 2% PIK or 10.00% PIK	04/01/24	3,403,950	2,723,160	(9)

Mexico - 12.96%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	1,218,000	432,390	(3)(7)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,010,000	1,071,547	(1)(3)(10)
	USD	7.50%	Perpetual	673,000	731,467	(1)(3)(4)(10)
Petroleos Mexicanos:
	MXN	7.65%	11/24/21	19,300,000	949,291	(5)
	MXN	7.19%	09/12/24	63,700,000	2,779,630	(5)
	USD	6.88%	08/04/26	1,576,000	1,637,070	(4)
	MXN	7.47%	11/12/26	23,050,000	917,398
	USD	6.50%	01/23/29	994,000	971,138	(4)
	USD	7.69%	01/23/50	4,629,000	4,277,196	(4)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	1,541,000	1,422,054	(3)(4)
					15,189,181

See Notes to Financial Statements.

Annual Report | November 30, 2020	11

Stone Harbor Emerging Markets Income Fund	Statement of Investments

November 30, 2020

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria - 1.26%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	1,364,000	$1,482,284	(3)(4)

South Africa - 7.16%
Eskom Holdings SOC, Ltd.:
	USD	5.75%	01/26/21	6,449,000	6,424,816	(3)(4)
	USD	6.75%	08/06/23	1,922,000	1,972,153	(3)(4)
					8,396,969

Ukraine - 0.72%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	829,000	841,435	(3)(4)

Venezuela - 0.21%
Petroleos de Venezuela SA:
	USD	6.00%	11/15/26	2,550,000	95,625	(5)(7)
	USD	9.75%	05/17/35	4,200,000	147,000	(5)(7)
					242,625

Zambia - 1.29%
First Quantum Minerals, Ltd.	USD	7.50%	04/01/25	1,450,000	1,509,812	(3)(4)

TOTAL CORPORATE BONDS					40,951,371
(Cost $43,855,420)

CREDIT LINKED NOTES - 4.94%
Iraq - 4.94%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.89%	01/01/28	738,835,181	5,484,648	(1)(8)
	JPY	0.00%	01/01/28	40,870,569	304,259	(6)(8)
					5,788,907

TOTAL CREDIT LINKED NOTES					5,788,907
(Cost $7,666,291)

SHORT TERM INVESTMENTS - 5.01%
Money Market Fund - 5.01%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.07%	N/A	5,878,358	5,879,533

TOTAL SHORT TERM INVESTMENTS					5,879,533
(Cost $5,879,534)

Total Investments - 138.49%					162,359,844
(Cost $172,942,221)
Liabilities in Excess of Other Assets - (38.49)%					(45,125,148)

Net Assets - 100.00%					$117,234,696

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments

November 30, 2020

Currency Abbreviations:

BRL	-	Brazilian Real
COP	-	Colombian Peso
EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

6M US L - 6 Month LIBOR as of November 30, 2020 was 0.26%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2020.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $58,517,586, which represents approximately 49.91% of net assets as of November 30, 2020.
(4)	On November 30, 2020, securities valued at $61,619,994 were pledged as collateral for reverse repurchase agreements.
(5)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2020, the aggregate fair value of those securities was $20,398,328, which represents approximately 17.40% of net assets.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Security is in default and therefore is non-income producing.
(8)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(9)	Payment-in-kind securities.
(10)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

Annual Report | November 30, 2020	13

Stone Harbor Emerging Markets Income Fund	Statement of Investments

November 30, 2020

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Barclays Bank PLC	1.450%	03/04/2020	03/05/2021	$1,413,679
Barclays Bank PLC	1.500%	03/04/2020	03/05/2021	1,307,812
Barclays Bank PLC	1.150%	10/27/2020	10/28/2021	875,272
Credit Suisse First Boston	1.250%	07/20/2020	07/21/2021	20,082,490
Credit Suisse First Boston	1.250%	07/21/2020	07/22/2021	617,133
Credit Suisse First Boston	1.250%	07/22/2020	07/23/2021	1,141,538
Credit Suisse First Boston	1.250%	07/23/2020	07/24/2021	2,665,453
Credit Suisse First Boston	1.250%	07/28/2020	07/29/2021	3,537,737
Credit Suisse First Boston	0.750%	10/13/2020	10/14/2021	541,092
Credit Suisse First Boston	1.250%	10/27/2020	10/28/2021	2,643,436
Credit Suisse First Boston	0.850%	10/30/2020	11/02/2021	2,013,458
J.P. Morgan Chase & Co.	1.200%	03/04/2020	03/05/2021	1,262,447
J.P. Morgan Chase & Co.	1.400%	03/04/2020	03/05/2021	1,604,310
J.P. Morgan Chase & Co.	1.450%	03/04/2020	03/05/2021	3,692,506
J.P. Morgan Chase & Co.	1.500%	03/04/2020	03/05/2021	881,718
J.P. Morgan Chase & Co.	1.000%	03/18/2020	03/19/2021	864,667
J.P. Morgan Chase & Co.	1.450%	04/28/2020	04/29/2021	912,559
				$46,057,307

All agreements can be terminated by either party on demand at value plus accrued interest.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2020(2)	Notional Amount**(3)	Value	Upfront Premiums Received	Unrealized Appreciation
Republic Of Turkey CDS USD 5Y(4)	Barclays	1.000%	USD	06/20/2025	3.741%	7,000,000	$(794,612)	$1,247,587	$452,975
Petroleos Mexicanos CDS USD 5Y(5)	Barclays	1.000%	USD	12/20/2025	4.928%	6,000,000	(1,034,263)	1,066,051	31,788
							$(1,828,875)	$2,313,638	$484,763

Credit default swaps pay quarterly.

**	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Turkey Sovereign Debt Obligation, USD denominated 11.875% fixed coupon, 01/15/2030 maturity
(5)	Based on Petroleos Mexicanos Government Owned Corporate Debt Obligation, USD denominated 6.625% fixed coupon, 06/15/2035 maturity

See Notes to Financial Statements.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities

November 30, 2020

ASSETS:
Investments, at value(1)	$162,359,844
Cash	3,752,701
Foreign currency, at value (Cost $43,694)	43,072
Unrealized appreciation on credit default swap contracts	484,763
Receivable for investments sold	9,380
Deposits with brokers for credit default swap contracts	1,850,162
Deposits with brokers for reverse repurchase agreements	493,000
Receivable on credit default swap contracts	25,639
Interest receivable	2,966,200
Prepaid and other assets	10,203
Total Assets	171,994,964

LIABILITIES:
Payable for reverse repurchase agreements	46,057,307
Interest payable on reverse repurchase agreements	256,491
Payable due to brokers for reverse repurchase agreements	3,137,000
Swap premium received	2,313,638
Payable for investments purchased	2,707,540
Payable to adviser	137,102
Payable to administrator	27,300
Other payables	123,890
Total Liabilities	54,760,268
Net Assets	$117,234,696

NET ASSETS CONSIST OF:
Paid-in capital	$237,894,066
Total distributable earnings	(120,659,370)
Net Assets	$117,234,696

PRICING OF SHARES:
Net Assets	$117,234,696
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	16,657,955
Net assets value, offering and redemption price per share	$7.04

(1) Cost of Investments	$172,942,221

See Notes to Financial Statements.

Annual Report | November 30, 2020	15

Stone Harbor Emerging Markets Income Fund	Statement of Operations

For the Year Ended November 30, 2020

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $39,930)	$13,618,925
Total Investment Income	13,618,925

EXPENSES:
Investment advisory fees	1,606,030
Interest on reverse repurchase agreements	674,020
Administration fees	252,622
Custodian fees	76,221
Professional fees	178,095
Printing fees	111,440
Trustee fees	28,376
Transfer agent fees	21,904
Insurance fees	8,699
Other	43,219
Total Expenses	3,000,626
Net Investment Income	10,618,299

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(13,292,414)
Credit default swap contracts	73,733
Forward foreign currency contracts	(483,956)
Foreign currency transactions	(850,365)
Net realized loss	(14,553,002)
Net change in unrealized appreciation/(depreciation) on:
Investments	(4,226,023)
Credit default swap contracts	457,675
Forward foreign currency contracts	171,899
Translation of assets and liabilities denominated in foreign currencies	47,938
Net change in unrealized depreciation	(3,548,511)
Net Realized and Unrealized Loss on Investments	(18,101,513)
Net Decrease in Net Assets Resulting from Operations	$(7,483,214)

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statements of Changes in Net Assets

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$10,618,299	$14,507,071
Net realized loss	(14,553,002)	(20,593,150)
Net change in unrealized appreciation/(depreciation)	(3,548,511)	13,532,898
Net increase/(decrease) in net assets resulting from operations	(7,483,214)	7,446,819

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,667,227)	(12,330,480)
From tax return of capital	(18,949,408)	(22,810,192)
Net decrease in net assets from distributions to shareholders	(23,616,635)	(35,140,672)

Value of common shares issued to stockholders from reinvestment of dividends	2,121,340	2,914,559
Net increase in net assets from capital share transactions	2,121,340	2,914,559

Net Decrease in Net Assets	(28,978,509)	(24,779,294)

NET ASSETS:
Beginning of year	146,213,205	170,992,499
End of year	$117,234,696	$146,213,205

OTHER INFORMATION:
Share Transactions:
Beginning shares	16,402,095	16,168,916
Shares issued as reinvestment of dividends	255,860	233,179
Shares outstanding - end of year	16,657,955	16,402,095

See Notes to Financial Statements.

Annual Report | November 30, 2020	17

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows

For the Year Ended November 30, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(7,483,214)
Purchase of investment securities	(206,445,773)
Proceeds from disposition of investment securities	187,525,318
Payment-in-kind interest	(162,950)
Net purchase of short-term investment securities	(4,640,025)
Net amortization of discounts, accretion of premiums and inflation income	(1,804,339)
Net realized (gain)/loss on:
Investments	13,292,414
Net change in unrealized (appreciation)/depreciation on:
Investments	4,226,023
Credit default swap contracts	(457,675)
Forward foreign currency contracts	(171,899)
Decrease in interest receivable	721,282
Increase in receivable on credit default swap contracts	(4,479)
Increase in prepaid and other assets	(8,007)
Increase in payable due to brokers for reverse repurchase agreements	3,137,000
Increase in payable to adviser	9,187
Decrease in payable to administrator	(22,470)
Decrease in other payables	(59,723)
Increase in interest payable on reverse repurchase agreements	246,284
Increase in premiums received for credit default swap contracts	2,274,182
Net cash used in operating activities	(9,828,864)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash receipts from reverse repurchase agreements	220,025,157
Cash payments for reverse repurchase agreements	(182,943,369)
Cash distributions paid	(21,495,295)
Net cash provided by financing activities	15,586,493

Effect of exchange rates on cash	(622)

Net increase in restricted cash and unrestricted cash	5,757,007
Restricted and unrestricted cash, beginning balance	381,928
Restricted and unrestricted cash, ending balance	$6,138,935

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements:	$427,736
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of:	$2,121,340
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	381,357
Foreign currency	571
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	3,752,701
Foreign currency	43,072
Deposits with broker
Credit default swap contracts	1,850,162
Reverse repurchase agreements	493,000

See Notes to Financial Statements.

18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Net asset value - beginning of period	$8.91	$10.58	$14.67	$13.76	$14.55
Income/(loss) from investment operations:
Net investment income(1)	0.64	0.89	1.13	1.40	1.42
Net realized and unrealized gain/(loss) on investments	(1.08)	(0.40)	(3.06)	1.67	(0.05)
Total income/(loss) from investment operations	(0.44)	0.49	(1.93)	3.07	1.37

Less distributions to shareholders:
From net investment income	(0.28)	(0.76)	(0.42)	(1.08)	(0.35)
From tax return of capital	(1.15)	(1.40)	(1.74)	(1.08)	(1.81)
Total distributions	(1.43)	(2.16)	(2.16)	(2.16)	(2.16)
Net Increase/(Decrease) in Net Asset Value	(1.87)	(1.67)	(4.09)	0.91	(0.79)
Net asset value - end of period	$7.04	$8.91	$10.58	$14.67	$13.76
Market price - end of period	$7.40	$13.18	$12.05	$15.19	$14.09

Total Return - Net Asset Value - DRP(2)	(5.60%)	(0.01%)	(15.35%)	22.74%	10.87%
Total Return - Net Asset Value - NAV(3)	(3.32%)	4.45%	(14.51%)	23.43%	10.20%
Total Return - Market Price(4)	(32.92%)	29.86%	(6.89%)	24.11%	28.45%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$117	$146	$171	$234	$218
Ratio of expenses to average net assets (5)	2.56%	1.97%	2.96%	2.59%	2.18%
Ratio of net investment income to average net assets	9.04%	8.88%	8.76%	9.47%	10.03%
Ratio of expenses to average managed assets(5)(6)	1.86%	1.75%	2.09%	1.85%	1.62%
Portfolio turnover rate	127%	107%	130%	107%	105%

Borrowings at End of Period
Aggregate Amount Outstanding (in millions)	$46	$9	$85	$65	$101
Asset Coverage	$4	$17	$3	$5	$3

(1)	Calculated using average shares throughout the period.
(2)	Total investment return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at net asset value. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan ("DRP"). Total investment returns do not reflect brokerage commissions, if any.
(3)	Total return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”) per share. Dividends and distributions are assumed to be reinvested at NAV. Total return does not reflect brokerage commissions, if any.
(4)	Total return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at market price (“Market Price”). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan ("DRP"). Total investment returns do not reflect brokerage commissions, if any.
(5)	For the years ended 2020, 2019, 2018, 2017 and 2016, includes borrowing costs of 0.57%, 0.38%, 1.08%, 0.74% and 0.41% to average net assets and 0.42%, 0.34%, 0.76%, 0.53% and 0.30% to average managed assets, respectively.
(6)	Average managed assets represent average net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

Annual Report | November 30, 2020	19

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

1. ORGANIZATION

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the "Declaration of Trust"). The Fund's inception date is December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest ("Common Shares") in the Fund to the Stone Harbor Investment Partners LP (the "Adviser" or "Stone Harbor") at a price of $23.88 per share. The Fund's common shares are listed on the New York Stock Exchange (the "Exchange") and trade under the ticker symbol "EDF".

The Fund's investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries' markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country's securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America ("GAAP"). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker's quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If, on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter ("OTC") market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund's Board. Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Exchange Traded Funds ("ETFs") are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. OTC traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of "observable inputs" as compared to "unobservable inputs" for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund's investment and financial instruments based on the three-tier hierarchy as of November 30, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$109,740,033	$–	$109,740,033
Corporate Bonds
Indonesia	–	2,344,542	198	2,344,740
Other	–	38,606,631	–	38,606,631
Credit Linked Notes	–	–	5,788,907	5,788,907
Short Term Investments	5,879,533	–	–	5,879,533
Total	$5,879,533	$150,691,206	$5,789,105	$162,359,844

Other Financial Instruments**
Assets
Credit Default Swap Contracts	$–	$484,763	$–	$484,763
Total	$–	$484,763	$–	$484,763

*	For detailed country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of November 30, 2019	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of November 30, 2020	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2020
Corporate Bonds	$198	$–	$–	$–	$–	$–	$198	$–
Credit Linked Notes	6,630,141	128,400	(40,665)	44,971	–	(973,940)	5,788,907	44,971
Total	$6,630,339	$128,400	$(40,665)	$44,971	$–	$(973,940)	$5,789,105	$44,971

All level 3 investments have values determined utilizing third-party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

Annual Report | November 30, 2020	21

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund's policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer's other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered "securities", and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission ("SEC") require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as "Deposits with brokers" or "Payable due to brokers", respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, "Borrowings") in an amount that does not exceed 33 1/3% of the Fund's Managed Assets (defined in Note 5) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund's Statement of Investments as full or partially pledged securities. The total amount of securities pledged at November 30, 2020 was $61,619,994. As all agreements can be terminated by either party on demand, face value approximates fair value at November 30, 2020. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the year ended November 30, 2020, the average amount of reverse repurchase agreements outstanding was $43,067,260, at a weighted average interest rate of 1.63%.

The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of November 30, 2020:

Remaining contractual maturity of the lending agreement

	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$26,023,404	$–	$–	$–	$26,023,404
Corporate Bonds	20,033,903	–	–	–	20,033,903
Total	$46,057,307	$–	$–	$–	$46,057,307
Gross amount of unrecognized liabilities for reverse repurchase agreements					$46,057,307

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund's assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund's investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund's investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Annual Report | November 30, 2020	23

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

For a more comprehensive list of the principal risks the Fund may be subject to, please see Principal Risk Factors in the Additional Information section of this report.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. For federal income tax purposes income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund's distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund's distributions exceed its "earnings and profits" for the taxable year or because certain foreign currency losses may reduce the Fund's income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder's basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

The Fund's use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund's ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy.

Forward Foreign Currency Contracts: The Fund engaged in currency transactions with counterparties during the year ended November 30, 2020, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Annual Report | November 30, 2020	25

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund invested in swap agreements during the year ended November 30, 2020. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market ("OTC swaps") or may be executed in a multilateral or other trade facility platform, such as a registered exchange ("centrally cleared swaps"). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund's counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate ("variation margin"). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).

Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

Credit Default Swap Contracts: The Fund entered into credit default swap contracts during the year ended November 30, 2020 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: The Fund may engage in interest rate swaps. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap", (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor", (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of November 30, 2020:

Risk Exposure	Location	Fair Value	Location	Fair Value
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$484,763	Unrealized depreciation on credit default swap contracts	–
Total		$484,763		$–

The purchased options, forward foreign currency contracts and credit default swaps, average volume during the year ended November 30, 2020 is noted below:

Purchased Options*	Forward Foreign Currency Contracts Bought**	Forward Foreign Currency Contracts Sold**	Credit Default Swap Contracts***
$8,307	$(6,283,618)	$5,134,927	$3,416,667

*	Represents the average market value
**	Represents the average foreign currency amount translated into U.S. dollars (bought) or sold.
***	Represents the average notional value.

For the year ended November 30, 2020, the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	$73,733	$457,675
Foreign Exchange Rate Risk (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	(117,104)	63,458
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(483,956)	171,899
Total		$(527,327)	$693,032

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Annual Report | November 30, 2020	27

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

The following tables presents derivative financial instruments and reverse repurchase arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2020.

Offsetting of Derivatives Assets
November 30, 2020
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contracts	484,763	–	484,763	–	–	484,763
Total	$484,763	$–	$484,763	$–	$–	$484,763

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Income Fund
Reverse repurchase agreements	46,057,307	–	46,057,307	(46,057,307)	–	–
Total	$46,057,307	$–	$46,057,307	$(46,057,307)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal year ended November 30 was as follows:

	2020	2019
Ordinary Income	$4,667,227	$12,330,480
Return of Capital	18,949,408	22,810,192
Total	$23,616,635	$35,140,672

Components of Distributable Earnings on a Tax Basis: As of November 30, 2020, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	(109,975,381)
Unrealized Depreciation	(10,105,294)
Cumulative Effect of Other Timing Difference*	(578,695)
Total	$(120,659,370)

*	Other temporary differences due to timing consist primarily of credit default swaps.

The tax components of distributable earnings are determined in accordance with income tax regulations, which may differ from the composition of net assets reported under GAAP. These differences were primarily due to the differing tax treatment of certain investments.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2020, the following amounts are available as carry forwards to the next tax year.

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Income Fund	$48,640,892	$60,295,189

The Fund elects to defer to the period ending November 30, 2021, capital losses recognized during the period November 1 - November 30, 2020, in the amount of $1,039,300.

Unrealized Appreciation and Depreciation on Investments: At November 30, 2020, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Income Fund
Gross appreciation on investments (excess of value over tax cost)	$4,439,652
Gross depreciation on investments (excess of tax cost over value)	(14,561,087)
Net appreciation of foreign currency	16,141
Net unrealized depreciation	$(10,105,294)
Cost of investments for income tax purposes	$172,966,042

The differences between book and tax cost of investments are primarily attributed to wash sales and mark-to-market adjustment on certain derivatives.

5. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly investment advisory fee at the annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any leverage used) minus the Fund's accrued liabilities (other than Fund liabilities incurred for any leverage) ("Managed Assets") provided that the Adviser fee does not exceed 1.50% of the Fund's net assets.

ALPS Fund Services, Inc. ("ALPS") serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund's Managed Assets.

State Street Bank and Trust Company serves as the Fund's custodian. Computershare, Inc. serves as the Fund's transfer agent.

The Fund, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Investment Funds (collectively, the "Stone Harbor Fund Complex") paid each Trustee who is not an interested person of the Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees (as defined below) of the Fund are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation for performing the duties of their office.

6.       SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended November 30, 2020, were as follows:

Purchases	Sales
$208,626,713	$187,417,068

For the year ended November 30, 2020 the aggregate cost of purchases and proceeds from sales of Securities In-Kind were as follows:

Purchases	Sales
$162,950	$–

Annual Report | November 30, 2020	29

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

7. AFFILIATED TRANSACTIONS

The Fund engaged in cross trades with an affiliate during the year ended November 30, 2020, pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between funds in the Stone Harbor Complex pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Fund's procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the funds involved. During the year ended November 30, 2020, the Fund purchased securities from another fund for which the Adviser is the investment adviser in the amount of $6,303,452.

8. INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. CORONAVIRUS (COVID 19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Fund's ability to maintain operational standards, disrupt the operations of the Fund's service providers, adversely affect the value and liquidity of the Fund's investments, and negatively impact the Fund's performance and your investment in the Fund.

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (Codification Improvements Subtopic 310-20, "Receivables - Nonrefundable Fees and Other Costs) ("ASU 2020-08"), Premium Amortization on Purchased Callable Debt Securities." ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no impact to the Fund's financial statements.

30	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements

November 30, 2020

11. SUBSEQUENT EVENTS

Shareholder Distributions: On December 31, 2020, the Fund paid the regularly scheduled distribution in the amount of $0.08 per share to shareholders of record as of December 18, 2020. The Board of Trustees previously approved a regularly scheduled distribution payable on January 28, 2021, of $0.08 per share to shareholders of record as of January 15, 2021. On January 27, 2021 the Board of Trustees approved a $0.08 per share distribution for February, March and April. More information can be found on the fund's website www.shiplpcef.com.

Annual Report | November 30, 2020	31

Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan

November 30, 2020 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the "Plan Administrator"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a "Dividend"). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares, which may result in a higher cost to such shareholders as compared to shareholders who participate in the Plan.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

32	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Additional Information

November 30, 2020 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC's website at http://www.sec.gov.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC's website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund's principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC's website at http://www.sec.gov.

PRIVACY POLICY

The Fund has adopted the following privacy policies in order to safeguard the personal information of the Fund's customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.	The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.	The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers' right to prohibit such sharing.

4.	The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Annual Report | November 30, 2020	33

Stone Harbor Emerging Markets Income Fund	Additional Information

November 30, 2020 (Unaudited)

Consistent with these policies, the Fund has adopted the following procedures:

1.	The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.	The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund's customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, shares of the Fund are held through financial intermediaries which are not considered "customers" of the Fund for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund's shareholder servicing agent at 1-866-390-3910.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites. Cyber security and other operational and technology failures or breaches of the Fund's service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Fund's value or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Fund. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Fund invests.

ADDITIONAL INFORMATION

The Fund enters into contractual arrangements with various parties, including, among others, the Fund's Adviser, shareholder service provider, custodian, transfer agent and administrator, who provide services to the Fund. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither the Fund's original or any subsequent prospectus or statement of additional information, any press release or shareholder report or any contracts filed as exhibits to the Fund's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

34	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Additional Information

November 30, 2020 (Unaudited)

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Emerging Markets Securities (the "80% policy"). "Emerging Markets Securities" include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries' markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country's securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund considers emerging market countries as those countries identified by the World Bank Group as being "low income economies" or which are included in a J.P. Morgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund's investments may include, among other things, sovereign debt obligations, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities, non-U.S. currencies, currency forward contracts and other foreign currency transactions, and derivatives related to or referencing these types of securities and instruments. The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes. Although Emerging Markets Securities may include any derivative or other instrument that provides the Fund exposure to emerging markets, the Fund currently expects that its derivatives transactions or instruments will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts, credit default swaps, interest rate swaps, total return swaps on individual securities and groups or indices of securities, and interest rate futures contracts and options. The Fund may use these instruments for hedging purposes, for leverage or otherwise to gain, or reduce, long or short exposure to emerging securities markets (for example, credit linked notes may be used to gain exposure to certain emerging markets fixed income securities). Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar. The Fund may use derivatives to a significant extent.

The Fund seeks income and capital appreciation through country selection, sector selection, security selection and currency selection. In selecting Emerging Markets Securities for investment, Stone Harbor Investment Partners LP ("Stone Harbor" or the "Investment Manager") will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations

The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Investment Manager, including defaulted securities. Debt securities rated below investment grade are commonly known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

The Fund's holdings may range in maturity from overnight to 30 years or more. The Investment Manager does not manage the Fund to have a specific average maturity or duration. The Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets (plus borrowings for investment purposes) to Emerging Markets Securities. Under certain limited circumstances, the Fund may obtain substantially all of its investment exposure to Emerging Markets Securities through the use of derivatives. As noted above, the Fund expects that its derivatives transactions or instruments will consist primarily of credit linked notes, foreign currency forward contracts, credit default swaps, interest rate swaps, total return swaps on individual securities and groups or indices of securities, and interest rate futures contracts and options.

The Fund intends to invest less than 50% of its assets in a single country.

In addition, the Fund may invest the remainder of its assets in securities which will not be used to achieve the Fund's 80% policy, such as shares of open- and closed-end investment companies, common stocks, bonds and convertible securities.

The Fund's investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objective or the 80% policy at least 60 days prior to any change. There have been no changes to the Fund's investment objectives and policies during the Reporting Period. This information may not reflect all of the changes that have occurred since you purchased the Fund.

The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or the issuance of debt securities (collectively, "Borrowings") Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings and/or issuing preferred shares. The aggregate amount of the Fund's Borrowings and the liquidation value of any preferred shares will generally not exceed 33 1/3% of the Fund's Total Assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund's use of these transactions will be limited by the Fund's policies relating to asset segregation and "coverage" of these types of transactions.

Annual Report | November 30, 2020	35

Stone Harbor Emerging Markets Income Fund	Additional Information

November 30, 2020 (Unaudited)

Principal Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment.

Non-Diversified Status. As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

Management Risk. The Fund's ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more key individuals leave the Investment Manager, it may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund's performance may lag behind that of similar funds as a result.

Investment and Market Risk. An investment in the Fund is subject to the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund's shares may at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

Investments in Foreign Securities. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in Emerging Market Countries. Investing in the securities of issuers located in emerging market countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war), which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Investments in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

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Stone Harbor Emerging Markets Income Fund	Additional Information

November 30, 2020 (Unaudited)

Investments in emerging market countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk. The Fund is subject to the risk that foreign currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in losses to the Fund.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund's investments in Emerging Markets Securities may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Sovereign Debt Obligations Risk. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. A government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.

Corporate Debt Risks. Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Derivatives Risk. Derivative transactions (such as futures contracts and options thereon, options, and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund, in addition to the risks associated with direct investments in the underlying reference securities, currencies or other instruments. The Fund's use of derivatives can affect the amount, timing and character of distributions to shareholders. Derivatives involve exposure that may exceed the original cost, and a small use of derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

Credit Risk. Credit risk is the risk that an issuer will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund's portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a fixed income security, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest, principal and other payments on the fixed-income securities, preferred stocks and derivatives in which it invests, any default by an issuer of such an instrument could have a negative impact on the Fund's ability to pay dividends and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund's investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Annual Report | November 30, 2020	37

Stone Harbor Emerging Markets Income Fund	Additional Information

November 30, 2020 (Unaudited)

Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund's ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. To the extent the Fund's claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Non-Investment Grade Securities Risk. The Fund's investments in fixed-income securities and preferred stocks of below investment grade quality (commonly referred to as "high yield" or "junk bonds"), if any, are predominantly speculative because of the credit risk of their issuers. Below investment grade securities entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's NAV and income distributions. The prices of these lower quality securities are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher nonpayment rates. The Fund may invest without limit in securities rated below investment grade.

Net Asset Value Discount Risk. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a "discount."

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in more risk to the Fund's shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the Fund's costs of Borrowing, the costs of derivatives transactions used to generate leverage the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The expenses of a Borrowing program, a derivatives transaction will be borne by shareholders and, consequently, will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use leverage, as such fees will be calculated on the basis of the Fund's Total Assets, which includes assets attributable to Borrowings.

Ability of Trustees to Amend Policies. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund's prospectus, SAI or shareholder report and is otherwise still in effect.

Investment Restrictions:

As a matter of fundamental policy, the Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, and each non-U.S. country's government (together with subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

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Stone Harbor Emerging Markets Income Fund	Additional Information

November 30, 2020 (Unaudited)

(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

(3)	Borrow money, except to the extent permitted under the 1940 Act;

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(6)	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

(8)	Issue senior securities, except for permitted borrowings, the issuance of preferred shares or as otherwise permitted under the 1940 Act.

The above investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding Common Shares, which, for these purposes, means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund.

Annual Report | November 30, 2020	39

Stone Harbor Emerging Markets Income Fund	Trustees & Officers

November 30, 2020 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund's Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by each Trustee. The Fund's Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2010 Term Expires: 2021	Columbia University - Associate Professor, 2000-2017; Consultant, 1991-Present.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, NB Private Markets Funds (2 funds) and NB Crossroads Private Markets Funds (4 funds).
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2010 Term Expires: 2022	Retired.	10	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Total Income Fund.
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2010 Term Expires: 2023	Retired.	10	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Total Income Fund.
Glenn Marchak 1956 Class II	Trustee	Trustee: Since 2015 Term Expires: 2022	Consultant and Private Investor.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca 1956 Class III	Trustee	Trustee: Since 2016 Term Expires: 2023	Trustee, Frost Family of Funds (2019- Present); Trustee, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present).	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, The Advisors’ Inner Circle Fund (43 funds), The Advisors’ Inner Circle Fund II (18 funds), Bishop Street Funds (2 funds) and Frost Family of Funds (5 funds).

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Stone Harbor Emerging Markets Income Fund	Trustees & Officers

November 30, 2020 (Unaudited)

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Peter J. Wilby* 1958 Class I	Chairman of the Board; Trustee	Trustee: Since 2020 Term Expires: 2021	Co-Chief Investment Officer of Stone Harbor from December 2018 to present; Chief Investment Officer of Stone Harbor from April 2006 through December 2018; prior to April 2006, Chief Investment Officer of North American Fixed Income at Citigroup Asset Management, as well as a member of the Executive Committee; joined Salomon Brothers Asset Management Inc. (the predecessor firm to Citigroup Asset Management) in 1989.	10	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Total Income Fund.

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2010	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor.
James E. Craige 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; since April 2006, Portfolio Manager of Stone Harbor.
Kumaran Damodaran, PhD 1972	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Total Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since September 2015, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor, Lead Emerging Markets Macro Portfolio Manager for GLG Partners from 2012 to 2015.
David Griffiths 1964	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor.
David A. Oliver 1959	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor.
William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor.
Stuart Sclater-Booth 1969	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Total Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since June 2014, Portfolio Manager of Stone Harbor.
David Scott 1961	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor.

Annual Report | November 30, 2020	41

Stone Harbor Emerging Markets Income Fund	Trustees & Officers

November 30, 2020 (Unaudited)

OFFICERS (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2010	Since April 2006, General Counsel of Stone Harbor.
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since 2010	Since April 2006, Chief Compliance Officer of Stone Harbor.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor.
Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, ALPS, since 2013.

*	Mr. Wilby is considered an "interested person" of the Fund (as defined in the 1940 Act) (an "Interested Trustee") because of his position with the Adviser.
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)	The term “Fund Complex” as used in this table includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor Emerging Markets Total Income Fund. As of November 30, 2020, the Stone Harbor Emerging Markets Debt Blend Fund had not commenced operations.

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Stone Harbor Emerging Markets Income Fund	Benchmark Descriptions

November 30, 2020 (Unaudited)

Index	Description
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified Index (CEMBI Broad Diversified) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan GBI-EM Global Diversified Index	The JPMorgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Annual Report | November 30, 2020	43

INVESTMENT ADVISER
Stone Harbor Investment Partners LP
31 W. 52nd Street, 16th Floor
New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

TRANSFER AGENT
Computershare, Inc.
480 Washington Blvd.
Jersey City, New Jersey 07310

CUSTODIAN
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

LEGAL COUNSEL
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this Report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this Report, no substantive amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this Report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4. Principal Accounting Fees and Services.

(a)	Audit Fees: The aggregate fees billed for the fiscal years ended November 30, 2019 and November 30, 2020 professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $69,900 and $55,900, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended November 30, 2019 and November 30, 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended November 30, 2019 and November 30, 2020 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $5,890 and $5,000, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended November 30, 2019 and November 30, 2020 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed for the fiscal years ended November 30, 2019 and November 30, 2020 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and is comprised of the following members:

Alan Brott, Chairman

Heath McLendon

Patrick Sheehan

Glenn Marchak

Bruce Speca

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 13(c), is a copy of the Registrant’s proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies as of February _, 2021.

(a)(1)

Name	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter J. Wilby	President and Chief Executive Officer	Since 2010	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; since April 2006, Chief Investment Officer of Stone Harbor Investment Partners LP (“Stone Harbor”).
James E. Craige	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; since April 2006, Portfolio Manager of Stone Harbor.
Kumaran Damodaran, PhD	Executive Vice President	Since 2019

Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Total Income Fund,

Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since September 2015, Portfolio Manager of Stone Harbor; Prior to joining Stone

Harbor, Lead Emerging Markets Macro Portfolio Manager for GLG Partners from 2012 to 2015.

David Griffiths	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor.

David A. Oliver	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor.
William Perry	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor.
Stuart Sclater- Booth	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Total Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Blend Fund; Since June 2014, Portfolio Manager of Stone Harbor.
David Scott	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor.

(a)(2) As of November 30, 2020, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets ($mm)	# of Accounts	Total Assets ($mm)	# of Accounts	Total Assets ($mm)
Peter Wilby, CFA	12 [1]	2,996	38 [2]	5,346	30 [3]	7,239
	8	2,245	27 [2]	3,709	21	6,224
Kumaran Damodaran, PhD	7	2,166	19 [2]	3,478	18	5,835
James Craige, CFA	7	2,166	19 [2]	3,478	18	5,835
David Griffiths	7	2,166	19 [2]	3,478	18	5,835
David Oliver, CFA	8	2,245	27 [2]	3,709	21	6,224
Stuart Sclater-Booth	7	2,166	19 [2]	3,478	18	5,835
William Perry	4 [1]	750	11	2,311	9 [3]	1,097
David Scott	12 [1]	2,996	38 [2]	5,346	30 [3]	7,239

#	of Accounts does not include investors in Stone Harbor's pooled vehicles.
[1]	One account of total market value $52 mm is subject to a performance-based advisory fee.
[2]	One segregated account of total market value $193 mm is subject to a performance-based advisory fee.
[3]	One segregated account of total market value $505 mm is subject to a performance-based advisory fee.

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager, which may directly or indirectly affect the portfolio manager’s compensation, for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Assets, including assets attributable to any Borrowings and/or to any Preferred Shares, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

(a)(3) Portfolio Manager Compensation as of November 30, 2020.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the JPMorgan EMBI Global Diversified Bond Index, JPMorgan GBI-EM Global Diversified Index and the JPMorgan CEMBI Broad Diversified Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of November 30, 2020.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby, CFA	$500,001-1,000,000
James E. Craige, CFA	$1,000,000+
Kumaran Damodaran	$0
David Griffiths	$0
David A. Oliver, CFA	$1,000 - $10,000
William Perry	$0
Stuart Sclater-Booth	$0
David Scott	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 13(a)(1).

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3) None.

(a)(4) Not applicable.

(b) A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.906Cert.

(c) The Registrant’s Proxy Voting Policies and Procedures are attached hereto as Exhibit 13(c).

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated October 12, 2011, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 5, 2021

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	February 5, 2021